NATIONWIDE MUTUAL FUNDS

Nationwide Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Bond Index Fund	Nationwide International Value Fund
Nationwide Core Plus Bond Fund	Nationwide International Index Fund
Nationwide Enhanced Income Fund	Nationwide Money Market Fund
Nationwide Fund	Nationwide Portfolio Completion Fund
Nationwide Global Equity Fund	Nationwide S&P 500 Index Fund
Nationwide Government Bond Fund	Nationwide Short Duration Bond Fund
Nationwide Growth Fund	Nationwide Small Cap Index Fund
Nationwide High Yield Bond Fund	Nationwide Small Company Growth Fund
Nationwide Inflation-Protected Securities Fund	Nationwide U.S. Small Cap Value Fund

Supplement dated May 16, 2014
to the Statement of Additional Information dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, Edward Herbert no longer serves as portfolio manager to the Nationwide Fund.  Accordingly, all references to, and information regarding, Edward Herbert in the SAI, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE